SUPPLEMENT DATED OCTOBER 12, 2001
                              TO THE PROSPECTUS OF

                     USALLIANZ ALTERITY(TM) VARIABLE ANNUITY
                     USALLIANZ REWARDS(TM) VARIABLE ANNUITY
                    USALLIANZ DIMENSIONS(TM) VARIABLE ANNUITY
                      VALUEMARK(R) II/III VARIABLE ANNUITY
                        VALUEMARK(R) IV VARIABLE ANNUITY
                    VALUEMARK(R) INCOME PLUS VARIABLE ANNUITY
                     USALLIANZ CHARTER(TM) VARIABLE ANNUITY
                                DATED MAY 1, 2001

                                    ISSUED BY
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                         ALLIANZ LIFE VARIABLE ACCOUNT A


Effective October 12, 2001, Van Kampen Asset Management, Inc. ("Van Kampen") has been appointed portfolio manager for the USAllianz American Growth Fund and Strategic Growth Fund. Van Kampen will serve as portfolio manager pursuant to an interim portfolio management agreement that provides for the payment of the same compensation as was paid to the predecessor portfolio manager. Van Kampen's service pursuant to the agreement will be for a period of 150 days commencing October 8, 2001. The service of Van Kampen or an alternate portfolio manager beyond 150 days will be subject to further Board and Manager approval, as well as shareholder approval or the receipt of pending exemptive relief from the Securities and Exchange Commission permitting the Trust to replace sub-advisers under certain circumstances without shareholder approval.


                                                                 PRO-002-1001